Exhibit 10.1

For Bank Use Only Due: March 31, 2023 Obligor #: 0028586166 Obligation #:

REVOLVING CREDIT NOTE
(for Revolving Credit Agreement)

$10,000,000.00
Dated as of September 30, 2021

FOR VALUE RECEIVED, PARK CITY GROUP, INC. (the "Borrower"), promises to pay to the order of U.S. Bank National Association (the "Bank") in accordance with the terms of this Revolving Credit Note (this "Note"), the principal sum of Ten Million and NO/100 Dollars ($10,000,000.00), payable March 31, 2023 (the "Maturity Date").

Interest. Interest on each advance hereunder shall accrue at an annual rate equal to 1.75% plus the one-month LIBOR rate quoted by Bank from Reuters Screen LIBOR01 Page or any successor thereto which may be designated by Bank as provided below, which shall be that one-month LIBOR rate in effect two New York Banking Days prior to the Rate Adjustment Date, adjusted for any reserve requirement and any subsequent costs arising from a change in government regulation, such rate to be reset monthly on each Rate Adjustment Date. The term "New York Banking Day" means any date (other than a Saturday or Sunday) on which commercial banks are open for business in New York, New York. The term "Rate Adjustment Date" means the 1st day of each month. If the initial advance under this Note occurs other than on the Rate Adjustment Date, the initial one-month LIBOR rate shall be that one- month LIBOR rate in effect two New York Banking Days prior to the later of (a) the immediately preceding Rate Adjustment Date and (b) the closing date of the loan, which rate plus the percentage described above shall be in effect until the next Rate Adjustment Date. If Bank has determined that (a)(i) the administrator, or any relevant agency or authority for such administrator, of the rate index described above ("LIBOR") (or any substitute index which replaces LIBOR (LIBOR or such replacement, the "Benchmark")) has announced that such Benchmark will no longer be provided, (ii) any relevant agency or authority has announced that such Benchmark is no longer representative, or (iii) any similar circumstance exists such that such Benchmark has become unavailable or ceased to exist, or (b) similar loans are being documented with a replacement rate to such Benchmark, Bank will (x) replace such Benchmark with a replacement rate or (y) if any such circumstance applies to fewer than all tenors of such Benchmark used for determining an interest period hereunder, discontinue the availability of the affected interest periods. In the case of LIBOR, (a) for any advance hereunder where the rate is reset daily, such replacement rate will be Daily Simple SOFR, plus the adjustment described below, and (b) for any advance hereunder where the rate is reset at monthly or longer intervals, such replacement rate will be Term SOFR, plus the adjustment described below; provided that if Bank determines in its sole discretion that (i) Term SOFR is not available for the applicable advance at the time of such replacement or (ii) the administration of Term SOFR is not administratively feasible for Bank, then such replacement rate will be Daily Simple SOFR, plus the adjustment described below. For purposes of this Note, (a) "SOFR" means the secured overnight financing rate which is published by the Board of Governors of the Federal Reserve System (the "Board") and available at www.newyorkfed.org; (b) "Term SOFR" means a forward-looking term rate based on SOFR and recommended by the Board; and (c) "Daily Simple SOFR" means a daily rate based on SOFR and determined by Bank in accordance with the conventions for such rate. In each case, Bank will add an adjustment to Term SOFR or Daily Simple SOFR that is selected or recommended by the Board. In connection with the selection and implementation of any such replacement rate, Bank may make any technical, administrative or operational changes that Bank decides may be appropriate to reflect the adoption and implementation of such replacement rate. Without limitation of the foregoing, in the case of a transition to Daily Simple SOFR, Bank will remove any option to select another rate that may change or is reset on a daily basis, including, without limitation, Bank's prime rate. Bank does not warrant or accept any responsibility for the administration or submission of, or any other matter related to, LIBOR or with respect to any alternative or successor rate thereto, or replacement rate thereof, including without limitation whether any such alternative, successor or replacement rate will have the same value as, or be economically equivalent to, LIBOR. Bank's internal records of applicable interest rates shall be determinative in the absence of manifest error.

Notwithstanding anything to the contrary in this Note, for purposes of determining any rate of interest which is based upon a stated formula, neither the interest rate nor the index or other referenced rate upon which the interest rate is based shall at any time be less than 0%.

Payment Schedule. Interest is payable beginning October 31, 2021, and on the last day of each consecutive month thereafter, plus a final interest payment with the final payment of principal.

Principal is payable on March 31, 2023, the maturity date.

Interest will be computed for the actual number of days principal is unpaid, using a daily factor obtained by dividing the stated interest rate by 360.

Subject to applicable law, if any payment is not made on or before its due date and within any applicable statutory grace period, Bank may collect a delinquency charge of 5.0% of the unpaid amount. Collection of the late payment fee shall not be deemed to be a waiver of Bank's right to declare a default hereunder.

Notwithstanding any provision of this Note to the contrary, upon any default or at any time during the continuation thereof (including failure to pay upon maturity), Bank may, at its option and subject to applicable law, (a) increase the interest rate on this Note to a rate of 5% per annum plus the interest rate otherwise payable under this Note and (b) until Bank elects to accelerate payment of this Note according to the default section, increase the required periodic payments under this Note accordingly. Notwithstanding the foregoing and subject to applicable law, upon the occurrence of a default by Borrower or any guarantor involving bankruptcy, insolvency, receivership proceedings or an assignment for the benefit of creditors, the interest rate on this Note shall automatically increase to a rate of 5% per annum plus the rate otherwise payable under this Note.

In no event will the interest rate hereunder exceed that permitted by applicable law. If any interest or other charge is finally determined by a court of competent jurisdiction to exceed the maximum amount permitted by law, the interest or charge shall be reduced to the maximum permitted by law, and Bank may credit any excess amount previously collected against the balance due or refund the amount to Borrower.

Without affecting the liability of any Borrower, endorser, surety or guarantor, Bank may, without notice, renew or extend the time for payment, accept partial payments, release or impair any collateral security for the payment of this Note, or agree not to sue any party liable on it.

This Revolving Credit Note constitutes this Note issued under a Revolving Credit Agreement dated as of the date hereof between Borrower and Bank, to which Agreement reference is hereby made for a statement of the terms and conditions under which the loan evidenced hereby was made and a description of the terms and conditions upon which the maturity of this Note may be accelerated, and for a description of the collateral securing this Note. Capitalized terms used in this Note not otherwise defined herein shall have the meanings ascribed to them in the Revolving Credit Agreement.

Without notice to or consent of Borrower or any guarantor, Bank may create electronic images of any Loan Documents and destroy paper originals of any such imaged documents. Such images have the same legal force and effect as the paper originals and are enforceable against Borrower and any other parties thereto. Bank may convert any Loan Document into a "transferrable record" as such term is defined under, and to the extent permitted by, applicable law, with the image of such instrument in Bank's possession constituting an "authoritative copy." If Bank agrees, in its sole discretion, to accept delivery by telecopy or PDF of an executed counterpart of a signature page of any Loan Document or other document required to be delivered under the Loan Documents, such delivery will be valid and effective as delivery of an original manually executed counterpart of such document for all purposes. If Bank agrees, in its sole discretion, to accept any electronic signatures of any Loan Document or other document required to be delivered under the Loan Documents, the words "execution," "signed," and "signature," and words of like import, in or referring to any document so signed will be deemed to include electronic signatures and/or the keeping of records in electronic form, which will be of the same legal effect, validity and enforceability as a manually executed signature and/or the use of a paper-based recordkeeping system, to the extent and as provided for in any applicable law. Bank may rely on any such electronic signatures without further inquiry.

All documents attached hereto, including any appendices, schedules, riders, and exhibits to this Note, are hereby expressly incorporated by reference.

Bank's acceptance of an assumption of the Obligations under this Note, and any release of Borrower (if any) in connection with such assumption, does not constitute a novation.

Borrower hereby acknowledges the receipt of a copy of this Note.

BORROWER:
PARK CITY GROUP, INC.
a/an Nevada Corporation

By:/s/ John Merrill
Name and
Title: John Merrill, Chief Financial Officer

REVOLVING CREDIT AGREEMENT

This Revolving Credit Agreement (this "Agreement") is made and entered into by and between PARK CITY GROUP, INC. (the "Borrower") and U.S. Bank National Association (the "Bank") as of the date set forth on the last page of this Agreement.

ARTICLE I. LOANS

1.1 Revolving Credit Loans. From time to time prior to March 31, 2023 (the "Maturity Date") or the earlier termination hereof, Borrower may borrow from Bank for working capital purposes an aggregate amount outstanding at any one time of the lesser of (i)
$10,000,000.00 (the "Loan Amount"), less letters of credit issued by Bank, or (ii) if applicable, the Borrowing Base (defined below). All revolving loans hereunder will be evidenced by a single promissory note of Borrower payable to the order of Bank in the principal amount of the Loan Amount (the "Note"). Although the Note will be expressed to be payable in the full Loan Amount, Borrower will be obligated to pay only the amounts actually disbursed hereunder, together with accrued interest on the outstanding balance at the rates and on the dates specified therein and such other charges provided for herein.

1.2     Borrowing Base. Not applicable.

1.3 Advances After Maturity or In Excess of Loan Amount. Bank shall have no obligation whatsoever, and Bank has no present intention, to make any advance after the Maturity Date or which would cause the amount outstanding under this Agreement to exceed the Loan Amount or any other limitations on advances stated in this Agreement. Notwithstanding the foregoing, Bank may from time to time, in its sole and absolute discretion, make an advance after the Maturity Date or which would cause the amount of advances outstanding under this Agreement to exceed the maximum amount which may be outstanding under this Agreement. Borrower is and shall be and remain unconditionally liable to Bank for the amount of all such advances. Borrower shall immediately pay to Bank, without request and in any event upon Bank’s demand, the amount of any advances made after the Maturity Date or in excess of the maximum amount which maybe outstanding hereunder, together with interest on the principal amount of such excess advances, for so long as such advances are outstanding, at the highest interest rate from time to time in effect for such advances. Any such advances shall not be deemed an extension of this Agreement nor an increase in the amount available for borrowing under this Agreement.

1.4 Advances and Paying Procedure. Bank is authorized and directed to credit any of Borrower's accounts with Bank, any account(s) of Borrower maintained at another institution and/or any other account(s) designated by Borrower for all loans made hereunder, and Bank is authorized to debit any account into which loans made hereunder have been deposited, or any other account of Borrower with Bank, for the amount of any principal, interest, fees, expenses and other amounts payable under the Note, under this Agreement or under any other Loan Document, as and when such amounts become due and payable. Payments due under the Note and other Loan Documents will be made in lawful money of the United States. All payments may be applied by Bank, in whole or in part, to principal, interest and other amounts due or to become due under the Loan Documents in any order which Bank elects. If, upon any request by Borrower to Bank to issue a wire transfer, there is an inconsistency between the name of the recipient of the wire and its identification number as specified by Borrower, Bank may, without liability, transmit the payment via wire based solely upon the identification number. Requests for loan advances, as well as directions for payment from Borrower’s account(s), may be given orally or in writing. Bank may, but need not, require oral requests to be confirmed in writing. Each advance shall be conclusively deemed to have been made at the request of and for the benefit of Borrower (i) when credited to any deposit account of Borrower maintained with Bank or any other institution, or (ii) when advanced in accordance with the instructions of an authorized person.

1.5
Closing Fee. Not applicable.

1.6
Loan Facility Fee. Not applicable.

1.7
Deposit Account Requirements. Not applicable.

1.8 Expenses and Attorneys' Fees. Upon demand, Borrower will immediately reimburse Bank and any purchaser of some or all of the obligations of Borrower under the Note (the "Purchaser") for all reasonable attorneys' fees and all other costs, fees, taxes and out- of-pocket disbursements incurred by Bank or any Purchaser in connection with the preparation, execution, delivery, administration, defense and enforcement of this Agreement or any of the other Loan Documents (defined below), including reasonable attorneys' fees and all other costs, taxes and fees (a) incurred before or after commencement of litigation or at trial, on appeal or in any other proceeding, (b) incurred in any bankruptcy proceeding, (c) assessing and responding to any subpoena, garnishment or similar process served on Bank relating to Borrower, any collateral, any guarantor, the Loan Documents or the extension of credit evidenced thereby, and (d) related to any waivers or amendments with respect thereto. Examples of such costs, taxes and fees include but are not limited to fees, taxes and costs for filing, perfecting or confirming the priority of Bank's lien, title searches, title insurance, documentary, intangibles or filing taxes and fees, appraisals, environmental audits and other reviews related to Borrower, any collateral, any guarantor, the Loan Documents or the advances evidenced thereby, if requested by Bank. Borrower will also reimburse Bank and any Purchaser for all costs of collection, including all reasonable attorneys' fees, before and after judgment, and the costs of preservation and/or liquidation of any collateral.

1.9 Conditions to Borrowing. Bank will not be obligated to make (or continue to make) advances hereunder unless (i) Bank has received executed originals of the Note and all other documents or agreements applicable to any loans described herein, including but not limited to the documents specified in Article III (collectively with this Agreement the "Loan Documents"), in form and content satisfactory to Bank; (ii) if the Note and loans thereunder are secured, Bank has received confirmation satisfactory to it that Bank has a properly perfected security interest, security title, mortgage or lien, with the proper priority; (iii) to the extent required by applicable law, Bank has received and reviewed flood determinations covering all real estate collateral securing the Note and loans thereunder, Bank has provided to Borrower any required regulatory notice pertaining to any such real estate collateral located in a special flood hazard area, and Borrower or the owner of any such real estate collateral has provided evidence of sufficient flood insurance covering any real estate collateral located in a special flood hazard area and any personal property contents therein, all in form and content satisfactory to Bank; (iv) Bank has received certified copies of Borrower's governance documents and certification of entity status satisfactory to Bank and all other relevant documents; (v) Bank has received a certified copy of a resolution or authorization in form and content satisfactory to Bank authorizing the Note and loans and all acts contemplated by this Agreement and all related documents, and confirmation of proper authorization of all guaranties and other acts of third parties contemplated hereunder; (vi) if required by Bank, Bank has been provided with an Opinion of Borrower's counsel in form and content satisfactory to Bank confirming the matters outlined in Section 2.2 and such other matters as Bank requests; (vii) no default exists under this Agreement or under any other Loan Documents, or under any other agreements by and between Borrower and Bank; and (viii) all proceedings taken in connection with the transactions contemplated by this Agreement (including any required environmental assessments), and all instruments, authorizations and other documents applicable thereto, are satisfactory to Bank and its counsel.

1.10
Paid-In-Full Period. Not applicable.

ARTICLE II. WARRANTIES AND COVENANTS

While any part of the credit granted to Borrower under this Agreement or the other Loan Documents is available or any obligations under any of the Loan Documents are unpaid or outstanding, Borrower continuously warrants and agrees as follows:

2.1 Accuracy of Information. All information, certificates or statements given to Bank in connection with or pursuant to any of the Loan Documents or the loan facility evidenced thereby will be true and complete when given.

2.2 Organization and Authority; Litigation. This Agreement and the other Loan Documents are the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their terms. The execution, delivery and performance of this Agreement and all other Loan Documents to which Borrower is a party (i) are within Borrower's power; (ii) do not require the approval of any governmental agency; and (iii) will not violate any law, agreement or restriction by which Borrower is bound. Borrower has all requisite power and authority and possesses all licenses necessary to conduct its business and own its properties. Each Borrower which is not a natural person is validly existing and in good standing under the laws of its state of organization, and this Agreement and all other Loan Documents to which any such Borrower is a party have been authorized by all appropriate entity action. There is no litigation or administrative proceeding threatened or pending against Borrower which would, if adversely determined, have a material adverse effect on Borrower's financial condition or its property.

2.3 Existence; Business Activities; Assets; Change of Control; Investments and Loans; Distributions. Borrower and any Guarantor each will not (i) make any material change in the nature or manner of its business activities; or (ii) sell, lease except to the extent pursuant to a lease previously approved by Bank in writing, transfer or otherwise dispose of all or any material portion of its assets. In addition, any Borrower or Guarantor which is a corporation, limited liability company, partnership, limited partnership or other legal entity will (i) preserve its existence, rights and franchises; (ii) not liquidate, dissolve, acquire another entity or merge or consolidate with or into another entity, divide or split itself into multiple legal entities or change its form of organization; and (iii) not amend its organizational documents in a manner that may conflict with any term or condition of the Loan Documents. If any Borrower or Guarantor is a trust, neither the settlor(s) of any such trust nor any court having jurisdiction over such trust will revoke such trust, in whole or part, or modify the terms of such trust in a manner that may conflict with any term or condition of the Loan Documents. No event shall occur which causes or results in a transfer of more than 25% of the direct or indirect beneficial ownership of any Borrower which is a legal entity or any Guarantor which is a legal entity while any obligations are outstanding or while Bank has any obligation to provide funding to Borrower.

Notwithstanding the foregoing, without the prior consent of Bank, any Borrower or Guarantor which is a natural person may transfer his or her assets into a revocable trust beneficially owned and controlled by such natural person so long as such trust becomes a co- obligor with the Borrower or Guarantor, as the case may be, on terms satisfactory to Bank; and any natural person which is a beneficial owner of Borrower or any Guarantor may transfer his or her interest in Borrower or such Guarantor to a revocable trust beneficially owned and controlled by such natural person so long as such trust executes a guaranty of the obligations of Borrower equivalent in form and substance to any guaranty then being provided by such beneficial owner.

Borrower will not, without the prior written consent of Bank, make any investment in, or loan any money to, another entity (other than purchases of securities on a recognized exchange which are not otherwise restricted by the Loan Documents), or loan any money to any individual. Any Borrower which is a corporation, limited liability company, partnership, limited partnership or other legal entity or which is an irrevocable trust will not, without the prior written consent of Bank, redeem, purchase, or retire any of the capital stock or other equity interests in Borrower, or declare or pay any dividends, or make any other payments or distributions of a similar type or nature including withdrawal distributions.

2.4 Use of Proceeds; Margin Stock; Speculation. Advances by Bank hereunder are made for the business purposes of Borrower and will be used exclusively by Borrower for working capital purposes. Without limitation of the foregoing, (a) Borrower will not use any of the loan advances under the Note to purchase or carry "margin" stock (as defined in Regulation U of the Board of Governors of the Federal Reserve System); and (b) no part of any of the proceeds will be used for speculative investment purposes, including, without limitation, speculating or hedging in the commodities and/or futures market.

2.5 Environmental Matters. Except as disclosed in a written schedule attached to this Agreement (if no schedule is attached, there are no exceptions), there exists no uncorrected violation by Borrower of any federal, state or local laws (including statutes, regulations, ordinances or other governmental restrictions and requirements) relating to the discharge of air pollutants, water pollutants or process waste water or otherwise relating to the environment or Hazardous Substances as hereinafter defined, whether such laws currently exist or are enacted in the future (collectively "Environmental Laws"). The term "Hazardous Substances" will mean any hazardous or toxic wastes, chemicals or other substances, the generation, possession or existence of which is prohibited or governed by any Environmental Laws. Borrower is not subject to any judgment, decree, order or citation, or a party to (or threatened with) any litigation or administrative proceeding, which asserts that Borrower (i) has violated any Environmental Laws; (ii) is required to clean up, remove or take remedial or other action with respect to any Hazardous Substances (collectively "Remedial Action"); or (iii) is required to pay all or a portion of the cost of any Remedial Action, as a potentially responsible party. Except as disclosed on Borrower's environmental questionnaire provided to Bank, there are not now, nor to Borrower's knowledge after reasonable investigation have there ever been, any Hazardous Substances (or tanks or other facilities for the storage of Hazardous Substances) stored, deposited, recycled or disposed of on, under or at any real estate owned or occupied by Borrower during the periods that Borrower owned or occupied such real estate, which if present on the real estate or in soils or ground water, could require Remedial Action. To Borrower's knowledge, there are no proposed or pending changes in Environmental Laws which would adversely affect Borrower or its business, and there are no conditions existing currently or likely to exist while the Loan Documents are in effect which would subject Borrower to Remedial Action or other liability. Borrower currently complies with and will continue to timely comply with all applicable Environmental Laws; and will provide Bank, immediately upon receipt, copies of any correspondence, notice, complaint, order or other document from any source asserting or alleging any circumstance or condition which requires or may require a financial contribution by Borrower or Remedial Action or other response by or on the part of Borrower under Environmental Laws, or which seeks damages or civil, criminal or punitive penalties from Borrower for an alleged violation of Environmental Laws.

2.6 Compliance with Laws. Borrower has complied with and will at all times continue to comply with all laws applicable to its business and its properties, and has all permits, licenses and approvals required by such laws, copies of which have been provided to Bank. If any portion of the loan advances under this Agreement are guaranteed under a governmental or quasi-governmental loan guaranty program, Borrower has also complied with and will at all times continue to comply with the requirements of such program and any related guaranty approval conditions.

2.7 Restriction on Indebtedness and Capitalized Leases. Borrower will not create, incur, assume or have outstanding any indebtedness or liabilities for capitalized leases except (i) trade indebtedness incurred in the ordinary course of business owing to third parties; (ii) any indebtedness owing to Bank and its affiliates; (iii) for any Borrower which is a natural person or the revocable trust of a natural person, indebtedness incurred for personal, family or household purposes of such natural person; (iv) liabilities classified as operating leases in accordance with Applicable Accounting Standards; and (v) any other indebtedness outstanding on the date hereof, and shown on Borrower's financial statements delivered to Bank prior to the date hereof, provided that such other indebtedness will not be increased.

2.8 Restriction on Liens. Borrower will not create, incur, assume or permit to exist any security title, mortgage, pledge, encumbrance or other lien or levy upon or security interest in any of Borrower's property now owned or hereafter acquired, except (i) taxes and assessments which are either not delinquent or which are being contested in good faith with adequate reserves provided; (ii) easements, restrictions and minor title irregularities which do not, as a practical matter, have an adverse effect upon the ownership and use of the affected property; (iii) liens in favor of Bank and its affiliates; (iv) for any Borrower which is a natural person or the revocable trust of a natural person, liens on owner-occupied residential property or consumer goods granted to secure indebtedness incurred for personal, family or household purposes of such natural person, provided that such property or goods have not been pledged as collateral to secure the Loan; and (v) other liens disclosed in writing to Bank prior to the date hereof.

2.9 Restriction on Contingent Liabilities. Borrower will not guarantee or become a surety or otherwise contingently liable for any obligations of others, except (i) pursuant to the deposit and collection of checks and similar matters in the ordinary course of business; and (ii) guaranties or other contingent liabilities in favor of Bank and its affiliates.

2.10 Insurance. Borrower will maintain insurance on all collateral securing the Loan and on all of Borrower's other business assets to such extent, covering such risks and with such insurers as is usual and customary for businesses operating similar properties, and as is satisfactory to Bank, including insurance for fire and other risks insured against by extended coverage, public liability insurance and workers' compensation insurance; and will include "Lender's Loss Payable," "Mortgagee" or substantively equivalent endorsements or policy language in favor of Bank on any casualty policies and take such other action as Bank may reasonably request to ensure that Bank will receive (subject to no other interests) the insurance proceeds on Bank's collateral.

2.11 Taxes and Other Liabilities. Borrower will pay and discharge, when due, all of its taxes, assessments, wage and employee obligations, and other liabilities, except when the payment thereof is being contested in good faith by appropriate procedures which will avoid foreclosure of liens securing such items, and with adequate reserves provided therefor.

2.12 Inspection of Properties and Records; Fiscal Year. Borrower will permit representatives of Bank to visit and inspect any of the business properties and examine any of the books and records of Borrower at any reasonable time and as often as Bank may reasonably desire. Borrower will not change its fiscal year.

2.13 Financial Information and Reporting. The financial statements and other information previously provided to Bank is, and all financial information provided to Bank in the future will be, complete and accurate and prepared in accordance with Applicable Accounting Standards. There has been no material adverse change in Borrower's financial condition since such information was provided to Bank. Borrower will (i) maintain accounting records in accordance with Applicable Accounting Standards; (ii) provide  Bank with such information concerning its business affairs and financial condition (including insurance coverage) as Bank may request; and (iii) without request, provide to Bank, in form and content acceptable to Bank:

Not applicable.

2.14
Financial Covenants. Not applicable.

2.15 Financial Definitions and Calculations. For purposes of Sections 1.2 and 2.13 through 2.15, the following terms shall have the meanings ascribed to them below. Financial terms used in this Agreement which are not specifically defined in this Agreement shall have the meanings ascribed to them under Applicable Accounting Standards. To the extent not inconsistent with Applicable Accounting Standards, financial information expressed as a ratio or in a dollar amount may be rounded to the nearest one-hundredth. For any Subject Party who does not have a separate fiscal year for tax reporting purposes, the fiscal year will be deemed to be the calendar year. Bank’s calculations in determining compliance or non-compliance by any Subject Party with any financial covenant requirement shall be deemed final absent manifest error.

"Applicable Accounting Standards" means for any Subject Party which is not a natural person or the revocable trust of a natural person, generally accepted accounting principles or such other basis of accounting as may be acceptable to Bank in its sole discretion; and for any Subject Party which is a natural person or the revocable trust of a natural person, cash basis accounting principles or such other basis of accounting as may be acceptable to Bank in its sole discretion. For any given Subject Party, Applicable Accounting Standards will be consistently applied through the accounting periods involved.

"Subject Party" shall mean the party or parties to which a particular financial covenant or financial reporting requirement applies. If the Subject Party consists of multiple persons and/or entities, such covenant shall be applied on a combined basis and without duplication.

ARTICLE III. COLLATERAL AND GUARANTIES

3.1 Collateral. As of the date of this Agreement and the Note, this Agreement and the Note are secured by any and all security interests, pledges and other liens, if any, against personal property of any Borrower now or hereafter in existence granted to Bank to secure indebtedness of Borrower to Bank, regardless of whether the indebtedness evidenced by the Note is in any way related to or of the same or different type or class as any other indebtedness or obligations secured by any such liens, but only if and to the extent that the instrument or agreement granting any such lien by its terms secures the Note and/or this Agreement or by its terms broadly secures all existing and/or future credit granted by Bank to any Borrower, to any Borrower and others, to others guaranteed, endorsed or otherwise secured by any Borrower, or to any debtor-in-possession or other successor-in- interest of any Borrower; provided, however, that liens originally granted to secure only indebtedness of a natural person or the revocable trust of a natural person incurred for personal, family or household purposes shall not secure the Note.

3.2 Guaranties. This Agreement and the Note are guaranteed by each and every guaranty now or hereafter in existence guaranteeing the indebtedness of Borrower to Bank (except for any guaranty expressly limited by its terms to a specific separate obligation of Borrower to Bank or which guarantees indebtedness incurred for personal, family or household purposes).

3.3 Credit Balances; Setoff. As additional security for the payment of the obligations described in the Loan Documents and any other obligations of Borrower to Bank of any nature whatsoever (collectively the "Obligations"), Borrower hereby grants to Bank a security interest in, a lien on and an express contractual right to set off against all accounts of Borrower at Bank, and all other property of Borrower now or hereafter in the possession of Bank and the right to refuse to allow withdrawals from any account (collectively "Setoff"). Bank may, at any time upon the occurrence of a default hereunder (notwithstanding any notice requirements or grace/cure periods under this or other agreements between Borrower and Bank) Setoff against the Obligations whether or not the Obligations (including future installments) are then due or have been accelerated, all without any advance or contemporaneous notice or demand of any kind to Borrower, such notice and demand being expressly waived.

The omission of any reference to an agreement in Sections 3.1 and 3.2 above will not affect the validity or enforceability thereof. The rights and remedies of Bank outlined in this Agreement and the documents identified above are intended to be cumulative.

ARTICLE IV. DEFAULTS

4.1 Defaults. Notwithstanding any cure periods described below, Borrower will immediately notify Bank in writing when Borrower obtains knowledge of the occurrence of any default specified below. Regardless of whether Borrower has given the required notice, the occurrence of one or more of the following will constitute a default:

(a)
Nonpayment. Borrower shall fail to pay (i) any interest due on the Note or any fees, charges, costs or expenses under the Loan Documents by 5 days after the same becomes due; or (ii) any principal amount of the Note when due.

(b)
Nonperformance. Borrower or any guarantor of Borrower's Obligations to Bank ("Guarantor") shall fail to perform or observe any agreement, term, provision, condition, or covenant (other than a default occurring under (a), (c), (d), (e), (f) or
(g) of this Section 4.1) required to be performed or observed by Borrower or any Guarantor hereunder, under any guaranty of Borrower's Obligations to Bank or under any other Loan Document or other agreement with or in favor of Bank.

(c)
Misrepresentation. Any financial information, statement, certificate, representation or warranty given to Bank by Borrower or any Guarantor (or any of their representatives) in connection with entering into this Agreement or the other Loan Documents and/or any borrowing thereunder, or required to be furnished under the terms thereof, shall prove untrue or misleading in any material respect (as determined by Bank in the exercise of its judgment) as of the time when given.

(d)
Default on Other Obligations. Borrower or any Guarantor shall be in default under the terms of any loan agreement, promissory note, lease, conditional sale contract, guaranty or other agreement, document or instrument evidencing, governing or securing any indebtedness or other obligations owing by Borrower or any Guarantor to Bank or any indebtedness in excess of $10,000 owing by Borrower or any Guarantor to any third party, and the period of grace, if any, to cure said default shall have passed.

(e)
Judgments. Any judgment shall be obtained against Borrower or any Guarantor which, together with all other outstanding unsatisfied judgments against Borrower (or such Guarantor), shall exceed the sum of $10,000 and shall remain unvacated, unbonded or unstayed for a period of 30 days following the date of entry thereof.

(f)
Certain Guarantor Events. (i) Any Guarantor shall die or cease to exist or any event shall occur which results in or requires the dissolution or winding up of any Guarantor; or (ii) any Guarantor shall attempt to revoke any guaranty of the Obligations described herein, or any guaranty becomes unenforceable in whole or in part for any reason.

(g)
Certain Borrower Events; Bankruptcy/Insolvency of Borrower or Guarantor. (i) Borrower shall die or cease to exist or any event shall occur which results in or requires the dissolution or winding up of Borrower; or (ii) any bankruptcy, insolvency or receivership proceedings, or an assignment for the benefit of creditors, shall be commenced under any Federal or state law by or against Borrower or any Guarantor.

(h)
Adverse Change; Insecurity. (i) There is a material adverse change in the business, properties, financial condition or affairs of Borrower or any Guarantor, or in any collateral securing the Obligations; or (ii) Bank in good faith deems itself insecure.

4.2 Termination of Advances; Additional Bank Rights. Upon the Maturity Date or the occurrence of any of the events identified in Section 4.1, Bank may at any time (notwithstanding any notice requirements or grace/cure periods under this or other agreements between Borrower and Bank) (i) immediately terminate its obligation, if any, to make additional loans to Borrower; (ii) Setoff; and/or
(iii) take such other steps to protect or preserve Bank's interest in any collateral, including without limitation, notifying account debtors to make payments directly to Bank, advancing funds to protect any collateral and insuring collateral at Borrower's expense; all without demand or notice of any kind, all of which are hereby waived.

4.3 Acceleration of Obligations. Upon the occurrence of any event under Section 4.1(g), the unpaid principal balance of the Obligations, together with all interest accrued thereon and other amounts accrued hereunder and under the other Loan Documents, will thereupon be immediately due and payable, all without presentation, demand, protest or notice of any kind, all of which are hereby waived, and notwithstanding anything to the contrary contained herein or in any of the other Loan Documents. Upon the occurrence of any of the events identified in Sections 4.1(a) through 4.1(f) and paragraph 4.1(h), and the passage of any applicable cure periods, Bank may at any time thereafter, by written notice to Borrower, declare the unpaid principal balance of any Obligations, together with the interest accrued thereon and other amounts accrued hereunder and under the other Loan Documents, to be immediately due and payable; and the unpaid balance will thereupon be due and payable, all without presentation, demand, protest or further notice of any kind, all of which are hereby waived, and notwithstanding anything to the contrary contained herein or in any of the other Loan Documents. Nothing contained in Section 4.1, Section 4.2 or this section will limit Bank's right to Setoff as provided in Section
3.3 or otherwise in this Agreement.

4.4 Other Remedies. Nothing in this Article IV is intended to restrict Bank's rights under any of the Loan Documents or at law, and Bank may exercise all such rights and remedies as and when they are available.

ARTICLE V. ADDITIONAL TERMS

The warranties, covenants, conditions and other terms described in this Section are incorporated into this Agreement. Not applicable.

ARTICLE VI. MISCELLANEOUS

6.1 Delay; Cumulative Remedies. No delay on the part of Bank in exercising any right, power or privilege hereunder or under any of the other Loan Documents will operate as a waiver thereof, nor will any single or partial exercise of any right, power or privilege hereunder preclude other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein specified are cumulative and are not exclusive of any rights or remedies which Bank would otherwise have.

6.2 Relationship to Other Documents. The warranties, representations, covenants and other obligations of Borrower (and the rights and remedies of Bank) that are outlined in this Agreement and the other Loan Documents are intended to supplement each other. In the event of any inconsistencies in any of the terms in the Loan Documents, all terms will be cumulative so as to give Bank the most favorable rights set forth in the conflicting documents, except that if there is a direct conflict between any preprinted terms and any transaction-specific terms (whether included in an additional terms section, addendum or otherwise), the transaction-specific terms will control. Furthermore, Borrower has had an opportunity to fully review this Agreement and the other Loan Documents to which Borrower is a party, and accordingly, Borrower and Bank waive any presumption or rule requiring construction of this Agreement and the other Loan Documents against the drafter.

6.3 Further Assurances. Borrower shall promptly correct any defect or error that may be discovered in any Loan Document or in the execution, acknowledgment or recordation of any Loan Document. Promptly upon request by Bank, Borrower also shall do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register, any and all deeds, conveyances, mortgages, deeds of trust, trust deeds, assignments, estoppel certificates, financing statements and continuations thereof, notices of assignment, transfers, certificates, assurances and other instruments, and must take or cause to be taken such further actions, that may be required by law or by Bank, all in form and substance satisfactory to Bank in its sole discretion and all at the expense of Borrower: (a) to carry out more effectively the purposes of the Loan Documents; (b) to perfect and maintain the validity, effectiveness and priority of any security interests intended to be created by the Loan Documents; (c) to better assure, convey, grant, assign, transfer, preserve, protect and confirm the rights granted or intended to be granted to Bank in connection with any Loan Document; and (d) to carry out the intention or facilitate the performance of the provisions of any Loan Document. Borrower shall furnish to Bank evidence satisfactory to Bank of every such recording, filing or registration.

6.4 Successors; Assignment. The rights, options, powers and remedies granted in this Agreement and the other Loan Documents shall be binding upon Borrower and Bank and their respective successors and assigns, and shall inure to the benefit of Borrower and Bank and the successors and assigns of Bank, including without limitation any purchaser of any or all of the rights and obligations of Bank under the Note and the other Loan Documents. Borrower may not assign its rights or Obligations under this Agreement or any other Loan Documents without the prior written consent of Bank. Bank's acceptance of an assumption of the Obligations under the Note, and any release of Borrower (if any) in connection with such assumption, does not constitute a novation.

6.5 Disclosure. Bank may, in connection with any sale or potential sale of all or any interest in the Note and other Loan Documents, disclose any financial information Bank may have concerning Borrower to any purchaser or potential purchaser. From time to time, Bank may, in its sole discretion and without obligation to Borrower, any Guarantor or any other third party, disclose information about Borrower, the Loan Documents and advances hereunder to any Guarantor, surety or other accommodation party. This provision does not obligate Bank to supply any information or release Borrower from its obligation to provide such information, and Borrower agrees to keep all Guarantors, sureties or other accommodation parties advised of its financial condition and other matters which may be relevant to their obligations to Bank.

6.6 Indemnification. Except for harm arising from Bank's willful misconduct, Borrower hereby indemnifies and agrees to defend and hold Bank harmless from any and all losses, costs, damages, claims and expenses of any kind suffered by or asserted against Bank relating to claims by third parties arising out of the financing provided under the Loan Documents or related to any collateral (including, without limitation, Borrower's failure to perform its obligations relating to Environmental Matters described in Section 2.5 above). This indemnification and hold harmless provision will survive the termination of the Loan Documents and the satisfaction of the Obligations due Bank.

6.7 Notice of Claims Against Bank; Limitation of Certain Damages. In order to allow Bank to mitigate any damages to Borrower from Bank's alleged breach of its duties under the Loan Documents or any other duty, if any, to Borrower, Borrower agrees to give Bank immediate written notice of any claim or defense it has against Bank, whether in tort or contract, relating to any action or inaction by Bank under the Loan Documents, or the transactions related thereto, or of any defense to payment of the Obligations for any reason. The requirement of providing timely notice to Bank represents the parties' agreed-to standard of performance regarding claims against Bank. Notwithstanding any claim that Borrower may have against Bank, and regardless of any notice Borrower may have given Bank, Bank will not be liable to Borrower for consequential and/or special damages arising therefrom, except those damages arising from Bank's willful misconduct.

6.8 Notices. For purposes of this Agreement and the other Loan Documents, notice of any record shall be deemed delivered when the record has been (a) deposited in the United States Mail, postage pre-paid, (b) received by overnight delivery service, (c) received by telex, (d) received by telecopy, (e) received through the internet, or (f) when personally delivered.

6.9
USA PATRIOT Act; Anti-Corruption Laws and Sanctions.

(a) IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. Bank hereby notifies Borrower, any guarantor and any pledgor of collateral (each of Borrower, any guarantor and any pledgor of collateral, a "Loan Party") that, pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), as amended from time to time, and any successor statute (the "PATRIOT Act"), it may be required to obtain, verify and record information that identifies such Loan Party, which information includes the name and address of such Loan Party and other information that will allow Bank to identify such Loan Party in accordance with the PATRIOT Act.

(b)
Borrower represents, warrants, covenants and agrees as follows:

(i) Borrower, each and all entities 50% or more owned, directly or indirectly, by Borrower ("Subsidiaries"), and their respective officers, employees, directors and, to the knowledge of Borrower, agents are and at all times will remain in compliance in all material respects with the following: (A) the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder, and any other anti-corruption law applicable to Borrower and any Subsidiaries (collectively, "Anti-Corruption Laws") and (B) applicable sanctions administered or enforced from time to time by the U.S. government, including those administered by the U.S. Department of the Treasury's Office of Foreign Assets Control, and any successor thereto ("OFAC") and the U.S. Department of State, the United Nations Security Council, the European Union, Her Majesty's Treasury or other relevant sanctions authority ("Sanctions"). Borrower and any Subsidiaries have implemented and maintain in effect policies and procedures designed to ensure compliance with Anti-Corruption Laws and applicable Sanctions.

(ii) Borrower will not, directly or indirectly, use any proceeds of the loans made hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other individual or entity, (A) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any individual or entity in violation of any Anti-Corruption Laws or (B)(1) to fund any activities or business of or with any individual or entity, or in any country or territory, that, at the time of such funding, is the subject of Sanctions, or (2) in any other manner that would result in a violation of Sanctions by any individual or entity (including any individual or entity participating in the loans made hereunder, whether as Bank, underwriter, advisor, investor, or otherwise).

(iii) None of Borrower, any Subsidiary or any of their respective directors, officers or employees is an individual or entity that is, or is 50% or more owned (individually or in the aggregate, directly or indirectly) or controlled by individuals or entities (including any agency, political subdivision or instrumentality of any government) that are (a) the target of any Sanctions or (b) located, organized or resident in a country or territory that is the subject of Sanctions (currently Crimea, Cuba, Iran, North Korea and Syria).

(iv) Borrower shall, and shall cause each Subsidiary to, provide such information and take such actions as are reasonably requested by Bank to assist Bank in maintaining compliance with Anti-Corruption Laws, Sanctions, and applicable anti-money laundering laws and regulations ("AML Laws"). Without limitation of the foregoing, Borrower represents and warrants that the most recent certification of beneficial ownership of any Borrower which is a "legal entity" within the scope of the ownership certification requirements of the AML Laws is true and correct as of the date of this Agreement; and Borrower agrees to immediately (A) notify Bank in writing of any event that results in any individual becoming or ceasing to be the beneficial owner, directly or indirectly, of 25% or more of any such "legal entity" Borrower; (B) notify Bank of any change in the individual previously identified by Borrower's representative(s) ("Account Opener/Certifier") as the individual who holds a significant responsibility to control, manage or direct any such "legal entity" Borrower; and (C) upon request of Bank, provide in a form acceptable to Bank an updated certification, signed by a representative of any such "legal entity" Borrower acting as an Account Opener/Certifier under regulations implemented under the AML Laws, of the beneficial ownership and control of such Borrower.

6.10 Communication By Cellular Phone or Other Wireless Device. By providing Bank with a telephone number for a cellular phone or other wireless device, including a number that Borrower later converts to a cellular number, Borrower is expressly consenting to receiving communications - including but not limited to prerecorded or artificial voice message calls, text messages, and calls made by an automatic telephone dialing system - from Bank and Bank’s affiliates and agents at that number. This express consent applies to each such telephone number that Borrower provides to Bank now or in the future and permits such calls for non- marketing purposes. Calls and messages may incur access fees from Borrower’s cellular provider.

6.11 Applicable Law and Jurisdiction; Joint Liability; Severability. For purposes of this Agreement and all other Loan Documents, Borrower acknowledges that the parties are relying upon the applicability and effectiveness of federal law which preempts, or provides an alternative or alternatives to, otherwise applicable state law. Absent such federal preemption, this Agreement and all other Loan Documents, unless otherwise provided therein, shall be governed by and interpreted in accordance with the internal laws of the State of Utah. BORROWER HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY COUNTY, STATE OR FEDERAL COURT SITUATED IN THE STATE OF UTAH, AND WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, WITH REGARD TO ANY ACTIONS, CLAIMS, DISPUTES OR PROCEEDINGS RELATING TO THIS AGREEMENT, THE NOTE, THE COLLATERAL, ANY OTHER LOAN DOCUMENT, OR ANY TRANSACTIONS ARISING THEREFROM, OR ENFORCEMENT AND/OR INTERPRETATION OF ANY OF THE FOREGOING. Nothing herein shall affect Bank's rights to serve process in any manner permitted by law, or limit Bank's right to bring proceedings against Borrower in the competent courts of any other jurisdiction or jurisdictions. This Agreement, the other Loan Documents and any amendments thereto (regardless of when executed) shall be deemed effective and accepted only at Bank's offices, and only upon Bank's receipt of the executed originals thereof. If there is more than one Borrower, the liability of Borrowers under this Agreement and all other Loan Documents shall be joint and several, and any reference to a party in the singular shall be deemed to refer to each and all such parties. Invalidity of any provision of this Agreement or any other Loan Document shall not affect the validity of any other provision.

6.12 Copies; Entire Agreement; Modification. Borrower hereby acknowledges the receipt of a copy of this Agreement and all other Loan Documents. Without notice to or consent of Borrower or any guarantor, Bank may create electronic images of any Loan Documents and destroy paper originals of any such imaged documents. Such images have the same legal force and effect as the paper originals and are enforceable against Borrower and any other parties thereto. Bank may convert any Loan Document into a "transferrable record" as such term is defined under, and to the extent permitted by, applicable law, with the image of such instrument in Bank's possession constituting an "authoritative copy." If Bank agrees, in its sole discretion, to accept delivery by telecopy or PDF of an executed counterpart of a signature page of any Loan Document or other document required to be delivered under the Loan Documents, such delivery will be valid and effective as delivery of an original manually executed counterpart of such document for all purposes. If Bank agrees, in its sole discretion, to accept any electronic signatures of any Loan Document or other document required to be delivered under the Loan Documents, the words "execution," "signed," and "signature," and words of like import, in or referring to any document so signed will be deemed to include electronic signatures and/or the keeping of records in electronic form, which will be of the same legal effect, validity and enforceability as a manually executed signature and/or the use of a paper-based recordkeeping system, to the extent and as provided for in any applicable law. Bank may rely on any such electronic signatures without further inquiry.

IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING AND SIGNED BY THE PARTIES ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED. THE TERMS OF THIS AGREEMENT MAY ONLY BE CHANGED BY ANOTHER WRITTEN AGREEMENT. THIS NOTICE SHALL ALSO BE EFFECTIVE WITH RESPECT TO ALL OTHER CREDIT AGREEMENTS NOW IN EFFECT BETWEEN BORROWER AND BANK. A MODIFICATION OF ANY OTHER CREDIT AGREEMENTS NOW IN EFFECT BETWEEN BORROWER AND BANK, WHICH OCCURS AFTER RECEIPT BY BORROWER OF THIS NOTICE, MAY BE MADE ONLY BY ANOTHER WRITTEN INSTRUMENT. ORAL OR IMPLIED MODIFICATIONS TO SUCH CREDIT AGREEMENTS ARE NOT ENFORCEABLE AND SHOULD NOT BE RELIED UPON.

6.13 Waiver of Jury Trial. TO THE EXTENT PERMITTED BY LAW, BORROWER AND BANK HEREBY JOINTLY AND SEVERALLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO ANY OF THE LOAN DOCUMENTS, THE OBLIGATIONS THEREUNDER, ANY COLLATERAL SECURING THE OBLIGATIONS, OR ANY TRANSACTION ARISING THEREFROM OR CONNECTED THERETO. BORROWER AND BANK EACH REPRESENTS TO THE OTHER THAT THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY GIVEN.

6.14 Attachments. All documents attached hereto, including any appendices, schedules, riders, and exhibits to this Agreement, are hereby expressly incorporated by reference.

IN WITNESS WHEREOF, the undersigned have executed the REVOLVING CREDIT AGREEMENT as of September 30, 2021. BORROWER:

PARK CITY GROUP, INC.
a/an Nevada Corporation

By:/s/ John Merrill
Name and Title:
John Merrill, Chief Financial Officer

BANK:

U.S. Bank National Association
By:/s/ Isaac Allen  Name and Title: Isaac Allen, Officer
BORROWER ADDRESS: 5282 S Commerce Dr Ste D292, Murray, UT 84107

UNLIMITED CONTINUING GUARANTY

This Guaranty (this "Agreement") is made by ReposiTrak, Inc. (the "Guarantor") in favor of U.S. Bank National Association (the "Bank").

1. Guaranty. For value received, and to induce Bank to extend or continue credit or other financial accommodations now or in the future to PARK CITY GROUP, INC. (the "Borrower"), Guarantor hereby absolutely and unconditionally jointly and severally guarantees prompt payment of and promises to pay or cause to be paid to Bank the Obligations (as hereinafter defined), whether or not the Obligations are valid and enforceable against Borrower, whenever the Obligations become due, whether on demand, at maturity or by reason of acceleration, or at the time Borrower or Guarantor shall become the subject of any bankruptcy or insolvency proceeding. As used herein, the term "Obligations" shall mean all loans, drafts, overdrafts, checks, notes and all other debts, liabilities and obligations of every kind owing by Borrower to Bank, whether direct or indirect, absolute or contingent, liquidated or unliquidated whether of the same or a different nature and whether existing now or in the future, including interest thereon and all costs, expenses and reasonable attorneys' fees (including fees of inside counsel) paid or incurred by Bank at any time in attempting to collect any of the foregoing, to realize on any collateral securing any of the foregoing or this Agreement, and to enforce this Agreement, whether such costs, expenses or fees are incurred before or after commencement of litigation or at trial, on appeal, after judgment or in any other proceeding. The definition of "Obligations" also includes the amount of any payments made to Bank or another on behalf of Borrower (including payments resulting from liquidation of collateral) which are recovered from Bank by a trustee, receiver, creditor or other party pursuant to applicable Federal or state law (the "Surrendered Payments"). In the event that Bank makes any Surrendered Payments (including pursuant to a negotiated settlement), the Surrendered Payments shall immediately be reinstated as Obligations, regardless of whether Bank has surrendered or cancelled this Agreement prior to returning the Surrendered Payments. For purposes of this Agreement, "Loan Documents" shall mean any promissory note, loan agreement, security or pledge agreement, assignment, financing statement, lease, mortgage, deed to secure debt, deed of trust or other pledge or conveyance of an interest in real or personal property, indemnity agreement, subordination, letter of credit and letter of credit reimbursement agreement, banker's acceptance, and any other agreement, document or instrument previously, concurrently or hereafter executed or delivered by Borrower to or in favor of Bank evidencing, creating, securing or otherwise related to the Obligations, including all amendments, replacements, extensions, renewals and deferrals thereof or thereto.

Notwithstanding anything herein to the contrary, the obligations of a Guarantor hereunder shall not include any obligation to pay or perform the obligations of any Borrower under any agreement, contract or transaction that constitutes a "swap" within the meaning of Section 1a(47) of the Commodity Exchange Act (7 U.S.C. §1, et seq., as amended from time to time, and any successor statute) if and only to the extent that the guaranty by such Guarantor of, or the grant by such Guarantor of a security interest to secure, such obligation is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation thereof) by virtue of such Guarantor's failure for any reason to constitute an "eligible contract participant" as defined in the Commodity Exchange Act and the regulations thereunder at the time the guaranty by such Guarantor or the grant of such security interest becomes effective with respect to such obligation.

2. Consent to Bank Actions; No Discharge. Guarantor agrees that Bank does not have to take any steps whatsoever to realize upon any collateral securing the Obligations, or to proceed against Borrower or any other guarantor or surety for the Obligations either before or after proceeding against Guarantor; and Guarantor waives any claim of marshalling of assets against Bank or any collateral. Guarantor also agrees that Bank may do or refrain from doing any of the following without notice to, or the consent of, Guarantor, without reducing or discharging Guarantor's liability under this Agreement: (i) renew, amend, modify, extend or release any existing or future Obligations (including making additional advances, or changing the interest rate or amount, time or manner of payment of any Obligations), and make additional extensions of credit to Borrower (which will become additional Obligations), regardless of when such modifications or additional extensions of credit are made, and regardless of whether they are similar to or different from any other Obligations; (ii) amend, supplement and waive compliance with any of the provisions of documents evidencing or related to any of the Obligations; (iii) settle, modify, release, compromise or subordinate any Obligation, any collateral securing any Obligation or this Agreement, or the liability of any other party responsible for payment of any Obligation; and (iv) accept partial payments and apply any payments and all other amounts received from Borrower, from liquidation of any collateral or from any other guarantor to the Obligations (or any other amounts due to Bank) in any manner that Bank elects. Guarantor also expressly agrees that Guarantor's liability will not be reduced or discharged by Bank's failure or delay in perfecting (or to continue perfection of) any security interest, security title, mortgage, deed to secure debt or other lien on any collateral securing the Obligations or this Agreement, or to protect the value or condition of any such collateral. GUARANTOR SPECIFICALLY ACKNOWLEDGES THAT THIS AGREEMENT COVERS ALL EXISTING AND FUTURE OBLIGATIONS OF BORROWER TO BANK REGARDLESS OF THE AMOUNT OF THOSE OBLIGATIONS; THAT BANK CAN MAKE ADDITIONAL EXTENSIONS OF CREDIT TO BORROWER WITHOUT NOTIFYING GUARANTOR; AND THAT BANK CAN DEMAND PAYMENT FROM AND IMPOSE LIABILITY ON GUARANTOR WITHOUT FIRST TRYING TO COLLECT FROM BORROWER OR ANY OTHER GUARANTOR.

3. Waivers. Guarantor expressly waives all rights of setoff and counterclaims, as well as diligence in collection or prosecution, presentment, demand of payment or performance, protest, notice of dishonor, nonpayment or nonperformance of any Obligation. Guarantor also expressly waives notice of acceptance of this Agreement, and the right to receive all other notices and demands of any kind relating to the Obligations or this Agreement and waives any and all defenses arising from invalidity, ineffectiveness, or unenforceability of the Loan Documents as well as any defenses of Borrower or of any other guarantor or surety pertaining to the Obligations (except for discharge of the Obligations by final payment). Guarantor agrees that any right of subrogation, reimbursement, performance or indemnification as to payment or enforcement of any security interest securing the Obligations shall not be enforceable by any Guarantor until Bank is paid in full. In addition to, and not in substitution or lieu of, all of the other waivers and releases contained herein from Guarantor, Guarantor hereby specifically, unconditionally and jointly and severally waives any and all defenses predicated upon: (i) change of ownership of any collateral covered by any mortgage, deed to secure debt, deed of trust or security agreement or other security instrument securing the Obligations; (ii) acquiring additional collateral; (iii) substitution of different collateral in exchange or exchanges for part or parts of any original collateral; (iv) sale or other disposition, either in whole or in part, of any collateral for the Obligations, without notice to Guarantor unless otherwise required by applicable law; (v) the fact that there may be persons other than Guarantor solvent and responsible for the payment of the Obligations; (vi) any change in form of organization, amendment of organizational documents, release, death, dissolution, liquidation, revocation, acquisition, consolidation, division, or termination of the existence of Borrower or any other guarantor; (vii) Bank obtaining, modifying or releasing guaranties of Borrower's obligations from others, which guaranties might be on terms different than the terms of this Agreement and of which terms Guarantor might not have any knowledge; (viii) an election of remedies; or (ix) any other defenses based on suretyship or impairment of collateral.

4. Borrower's Financial Condition. Guarantor warrants and represents to Bank that (i) Guarantor is sufficiently knowledgeable and experienced in financial and business matters to evaluate and understand the risks assumed in connection with the execution of this Agreement; (ii) Guarantor has had the opportunity to examine the records, reports, financial statements, and other information relating to the financial condition of Borrower and the Obligations; (iii) Guarantor has relied solely upon investigations of Borrower's financial condition conducted by Guarantor or Guarantor's authorized representative in deciding to execute this Agreement; and (iv) Guarantor, or its authorized representative, shall continue to independently review, monitor and investigate the financial condition of Borrower and shall independently keep itself informed of the terms of Borrower's present and future credit facilities and other financial relationships with Bank while this Agreement is in effect. Guarantor specifically relieves Bank of any duty, obligation or responsibility of any nature whatsoever to advise Guarantor of any change in Borrower's financial condition or in the terms of Borrower's present or future credit facilities and other financial relationships with Bank.

5. Financial Information and Reporting; Credit Reports. Guarantor warrants that all financial information previously provided to Bank is, and all financial information provided to Bank in the future will be, complete and accurate and prepared in accordance with Applicable Accounting Standards and that no material adverse change has occurred in Guarantor's financial condition since such information was provided to Bank. Guarantor acknowledges and agrees that, in connection with Bank’s monitoring or enforcement of this Agreement or the Obligations, Bank may from time to time obtain from third party vendors credit reports and other information concerning Guarantor's credit and employment history. Guarantor covenants and agrees that while this Agreement is in effect, Guarantor shall provide to Bank from time to time upon request any information regarding Guarantor's financial condition which Bank reasonably requests; and without request, Guarantor will provide to Bank the following financial information, in form and content acceptable to Bank:

Not applicable.

6.
Financial Covenants. Not applicable.

7. Financial Definitions and Calculations. For purposes of Sections 5 through 7, the following terms shall have the meanings ascribed to them below. Financial terms used in this Agreement which are not specifically defined in this Agreement shall have the meanings ascribed to them under Applicable Accounting Standards. To the extent not inconsistent with Applicable Accounting Standards, financial information expressed as a ratio or in a dollar amount may be rounded to the nearest one-hundredth. For any Subject Party who does not have a separate fiscal year for tax reporting purposes, the fiscal year will be deemed to be the calendar year. Bank’s calculations in determining compliance or non-compliance by any Subject Party with any financial covenant requirement shall be deemed final absent manifest error.

"Applicable Accounting Standards" means for any Subject Party which is not a natural person or the revocable trust of a natural person, generally accepted accounting principles or such other basis of accounting as may be acceptable to Bank in its sole discretion; and for any Subject Party which is a natural person or the revocable trust of a natural person, cash basis accounting principles or such other basis of accounting as may be acceptable to Bank in its sole discretion. For any given Subject Party, Applicable Accounting Standards will be consistently applied through the accounting periods involved.

"Subject Party" shall mean the party or parties to which a particular financial covenant or financial reporting requirement applies. If the Subject Party consists of multiple persons and/or entities, such covenant shall be applied on a combined basis and without duplication.

8. Collateral; Setoff. Guarantor grants to Bank a security interest in all property in which Guarantor has an ownership interest which is now or in the future in the possession of Bank to secure payment under this Agreement. Guarantor hereby authorizes Bank, without further notice to anyone, to charge any account of Guarantor for the amount of any and all Obligations due under this Agreement, and grants Bank a contractual right to set off (without notice or demand) amounts due hereunder against all accounts of Guarantor at Bank, and all other property now or hereafter in the possession of Bank and the right to refuse to allow withdrawals from any account (collectively "Setoff").

As of the date of this Agreement, this Agreement is also secured by any and all security interests, pledges and other liens, if any, against personal property now or hereafter in existence granted to Bank to secure indebtedness of Guarantor to Bank, regardless of whether the Obligations are in any way related to or of the same or different type or class as any other indebtedness or obligations secured by any such liens, but only if and to the extent that the instrument or agreement granting any such lien by its terms secures this Agreement or by its terms broadly secures all existing and/or future credit granted by Bank to any Guarantor, to any Guarantor and others, to others guaranteed, endorsed or otherwise secured by any Guarantor, or to any debtor-in-possession or other successor-in-interest of any Guarantor; provided, however, that liens originally granted to secure only indebtedness of a natural person or the revocable trust of a natural person incurred for personal, family or household purposes shall not secure this Agreement.

9. Duration of Guaranty; Revocation; Continuing Obligations. This is a continuing guaranty and shall not be revoked by death, dissolution, merger, bankruptcy, incompetency or insolvency of Guarantor. This Agreement shall remain in full force and effect with respect to Guarantor until Bank receives written notice from Guarantor revoking this Agreement as to Guarantor. In the event that this Agreement is revoked by Guarantor, said revocation shall have no effect on the continuing liability of Guarantor to guarantee unconditionally the prompt payment of all Obligations which are contracted or incurred before the revocation becomes effective, including such prior Obligations which are subsequently renewed, modified or extended after the revocation becomes effective, as well as all extensions of credit made after revocation pursuant to commitments made prior to such revocation. Revocation of this Agreement by any Guarantor shall not relieve any other Guarantor of any liability hereunder after the effective date of such revocation.

10. Acceleration of Obligations. If (i) any Guarantor which is a natural person shall die, (ii) any Guarantor which is a corporation, limited liability company, partnership, limited partnership or other legal entity shall cease to exist, (iii) any event shall occur which results in or requires the liquidation, dissolution or winding up of any Guarantor which is a corporation, limited liability company, partnership, limited partnership or other legal entity, (iv) any Guarantor shall become the subject of any incompetency, bankruptcy or insolvency proceedings, (v) any Guarantor which is a corporation, limited liability company, partnership, limited partnership or other legal entity shall amend its organizational documents in a manner that may conflict with any term or condition of the Loan Documents, or (vi) the settlor of or any court having jurisdiction over any Guarantor which is a trust revokes such trust, in whole or part, or modifies the terms of such trust in a manner that may conflict with any term or condition of the Loan Documents; in any such case, Guarantor's liability hereunder to pay the Obligations shall become immediately due and payable whether or not the Obligations are then due and payable by Borrower or any other guarantor.

11. Additional Terms: The warranties, covenants, conditions and other terms described in this Section are incorporated into this Agreement.

Not Applicable.

12. Prior Agreements. Unless and except to the extent that (a) this Agreement specifically provides that it amends and restates an earlier guaranty or (b) Bank shall hereafter expressly agree in writing to limit the effectiveness of this Agreement, the effect of any earlier or later guaranty by Guarantor shall be cumulative with this Agreement, and all guaranties by Guarantor shall be construed to provide Bank with the broadest possible scope and amount of guaranteed obligations.

13. Relationship to Other Documents. The warranties, representations, covenants and other obligations of Guarantor (and the rights and remedies of Bank) that are outlined in this Agreement and the other Loan Documents are intended to supplement each other. In the event of any inconsistencies in any of the terms in the Loan Documents, all terms will be cumulative so as to give Bank the most favorable rights set forth in the conflicting documents, except that if there is a direct conflict between any preprinted terms and any transaction-specific terms (whether included in an additional terms section, addendum or otherwise), the transaction-specific terms will control. Furthermore, Guarantor has had an opportunity to fully review this Agreement and the other Loan Documents to which Guarantor is a party, and accordingly, Guarantor and Bank waive any presumption or rule requiring construction of this Agreement and the other Loan Documents against the drafter.

14. Further Assurances. Guarantor shall promptly correct any defect or error that may be discovered in any Loan Document or in the execution, acknowledgment or recordation of any Loan Document. Promptly upon request by Bank, Guarantor also shall do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register, any and all deeds, conveyances, mortgages, deeds of trust, trust deeds, assignments, estoppel certificates, financing statements and continuations thereof, notices of assignment, transfers, certificates, assurances and other instruments, and must take or cause to be taken such further actions, that may be required by law or by Bank, all in form and substance satisfactory to Bank in its sole discretion and all at the expense of Guarantor: (a) to carry out more effectively the purposes of the Loan Documents; (b) to perfect and maintain the validity, effectiveness and priority of any security interests intended to be created by the Loan Documents; (c) to better assure, convey, grant, assign, transfer, preserve, protect and confirm the rights granted or intended to be granted to Bank in connection with any Loan Document; and (d) to carry out the intention or facilitate the performance of the provisions of any Loan Document. Guarantor shall furnish to Bank evidence satisfactory to Bank of every such recording, filing or registration.

15. Notices. For purposes of this Agreement and the other Loan Documents, notice of any record shall be deemed delivered when the record has been (a) deposited in the United States Mail, postage pre-paid, (b) received by overnight delivery service, (c) received by telex, (d) received by telecopy, (e) received through the internet, or (f) when personally delivered.

16. Successors; Assignment; Disclosure. The rights, options, powers and remedies granted in this Agreement and the other Loan Documents shall be binding upon Guarantor and Bank and their respective successors and assigns, and shall inure to the benefit of Bank and the successors and assigns of Bank, including without limitation any purchaser of any or all of the rights and obligations of Bank under the Loan Documents. Bank may, in connection with any sale or potential sale of all or any interest in the rights and obligations of Bank under the Loan Documents, disclose any financial or other information Bank may have concerning Guarantor, whether provided by Guarantor or obtained from Bank's vendors or other sources, to any purchaser or potential purchaser of such rights and/or obligations. Guarantor may not assign its rights or Obligations under this Agreement or any other Loan Documents without the prior written consent of Bank.

17. Copies; Entire Agreement; Modification. Guarantor hereby acknowledges the receipt of a copy of this Agreement. Without notice to or consent of Guarantor, Bank may create electronic images of this Agreement and destroy paper originals of any such imaged documents. Such images have the same legal force and effect as the paper originals and are enforceable against Guarantor and any other parties thereto. Bank may convert any Loan Document into a "transferrable record" as such term is defined under, and to the extent permitted by, applicable law, with the image of such instrument in Bank's possession constituting an "authoritative copy." If Bank agrees, in its sole discretion, to accept delivery by telecopy or PDF of an executed counterpart of a signature page of any Loan Document or other document required to be delivered under the Loan Documents, such delivery will be valid and effective as delivery of an original manually executed counterpart of such document for all purposes. If Bank agrees, in its sole discretion, to accept any electronic signatures of any Loan Document or other document required to be delivered under the Loan Documents, the words "execution," "signed," and "signature," and words of like import, in or referring to any document so signed will be deemed to include electronic signatures and/or the keeping of records in electronic form, which will be of the same legal effect, validity and enforceability as a manually executed signature and/or the use of a paper-based recordkeeping system, to the extent and as provided for in any applicable law. Bank may rely on any such electronic signatures without further inquiry.

IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING AND SIGNED BY THE PARTIES ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED. THE TERMS OF THIS AGREEMENT MAY ONLY BE CHANGED BY ANOTHER WRITTEN AGREEMENT. THIS NOTICE SHALL ALSO BE EFFECTIVE WITH RESPECT TO ALL OTHER LOAN DOCUMENTS NOW IN EFFECT BETWEEN GUARANTOR AND BANK. A MODIFICATION OF ANY LOAN DOCUMENT NOW IN EFFECT BETWEEN GUARANTOR AND BANK, WHICH OCCURS AFTER RECEIPT BY GUARANTOR OF THIS NOTICE, MAY BE MADE ONLY BY ANOTHER WRITTEN INSTRUMENT. ORAL OR IMPLIED MODIFICATIONS TO SUCH LOAN DOCUMENTS ARE NOT ENFORCEABLE AND SHOULD NOT BE RELIED UPON.

18. USA PATRIOT Act. IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. Bank hereby notifies Borrower, any guarantor and any pledgor of collateral (each of Borrower, any guarantor and any pledgor of collateral, a "Loan Party") that, pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), as amended from time to time, and any successor statute (the "PATRIOT Act"), it may be required to obtain, verify and record information that identifies such Loan Party, which information includes the name and address of such Loan Party and other information that will allow Bank to identify such Loan Party in accordance with the PATRIOT Act.

19. Organization and Authority; Litigation. This Agreement and the other Loan Documents are the legal, valid and binding obligations of Guarantor, enforceable against Guarantor in accordance with their terms. The execution, delivery and performance of this Agreement and all other Loan Documents to which Guarantor is a party (i) are within Guarantor's power; (ii) do not require the approval of any governmental agency; and (iii) will not violate any law, agreement or restriction by which Guarantor is bound. Guarantor has all requisite power and authority and possesses all licenses necessary to conduct its business and own its properties. Each Guarantor which is not a natural person is validly existing and in good standing under the laws of its state of organization, and this Agreement and all other Loan Documents to which any such Guarantor is a party have been authorized by all appropriate entity action. There is no litigation or administrative proceeding threatened or pending against Guarantor which would, if adversely determined, have a material adverse effect on Guarantor's financial condition or its property.

20. Communication By Cellular Phone or Other Wireless Device. By providing Bank with a telephone number for a cellular phone or other wireless device, including a number that Guarantor later converts to a cellular number, Guarantor is expressly consenting to receiving communications - including but not limited to prerecorded or artificial voice message calls, text messages, and calls made by an automatic telephone dialing system - from Bank and Bank's affiliates and agents at that number. This express consent applies to each such telephone number that Guarantor provides to Bank now or in the future and permits such calls for non-marketing purposes. Calls and messages may incur access fees from Guarantor's cellular provider.

21. Applicable Law and Jurisdiction; Interpretation; Joint Liability; Severability. For purposes of this Agreement and all other Loan Documents, Guarantor acknowledges that the parties are relying upon the applicability and effectiveness of federal law which preempts, or provides an alternative or alternatives to, otherwise applicable state law. Absent such federal preemption, this Agreement and all other Loan Documents, unless otherwise provided therein, shall be governed by and interpreted in accordance with the internal laws of the State of Utah. Guarantor acknowledges that all other Loan Documents will be governed by and interpreted in accordance with the internal laws of the State of Utah, the state in which the loan facility or other extension of credit was originated. GUARANTOR HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY COUNTY, STATE OR FEDERAL COURT SITUATED IN THE STATE OF UTAH, AND WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, WITH REGARD TO ANY ACTIONS, CLAIMS, DISPUTES OR PROCEEDINGS RELATING TO THIS AGREEMENT, THE COLLATERAL, ANY OTHER LOAN DOCUMENT, OR ANY TRANSACTIONS ARISING THEREFROM, OR ENFORCEMENT AND/OR INTERPRETATION OF ANY OF THE FOREGOING. Nothing herein shall affect Bank's rights to serve process in any manner permitted by law, or limit Bank's right to bring proceedings against Guarantor in the competent courts of any other jurisdiction or jurisdictions. This Agreement, the other Loan Documents and any amendments thereto (regardless of when executed) shall be deemed effective and accepted only at Bank's offices, and only upon Bank's receipt of the executed originals thereof. If there is more than one Guarantor, the liability of Guarantors under this Agreement and all other Loan Documents shall be joint and several, and any reference to a party in the singular shall be deemed to refer to each and all such parties. Invalidity of any provision of this Agreement or any other Loan Document shall not affect the validity of any other provision.

22. Waiver of Jury Trial. TO THE EXTENT PERMITTED BY LAW, GUARANTOR AND BANK HEREBY JOINTLY AND SEVERALLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, ALL DOCUMENTS RELATING TO THIS AGREEMENT, THE OBLIGATIONS THEREUNDER OR ANY TRANSACTION ARISING THEREFROM OR CONNECTED THERETO. GUARANTOR AND BANK EACH REPRESENTS TO THE OTHER THAT THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY GIVEN.

23. Attachments. All documents attached hereto, including any Appendices, Schedules, Riders, and Exhibits to this Agreement, are hereby expressly incorporated by reference.

Dated as of: September 30, 2021. GUARANTOR:

ReposiTrak, Inc.
a/an Utah Corporation

By:/s/ John Merrill
Name and
Title: John R Merrill, Chief Financial Officer
GUARANTOR ADDRESS: 5282 S. Commerce Drive Suite D292, Murray, UT 84107